UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2020
KBS GROWTH & INCOME REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-56050	47-2778257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of Von Karman Tech Center
On August 12, 2015, KBS Growth & Income REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, KBSGI Von Karman Tech, LLC (the “Owner”), acquired an office building containing 101,161 rentable square feet located in Irvine, California on approximately 4.6 acres of land (“Von Karman Tech Center”). On November 25, 2019, the Owner entered into an option agreement and escrow instructions for the sale of Von Karman Tech Center to Hooman Dayani, H. Sean Dayani and Hank H. Dayani (collectively, the “Purchaser”), each an individual unaffiliated with the Company or KBS Capital Advisors LLC, the Company’s external advisor.
On January 17, 2020, the Company completed the sale of Von Karman Tech Center to the Purchaser for $25.4 million, before third-party closing costs of approximately $0.4 million and excluding any disposition fees payable to KBS Capital Advisors LLC. In connection with the disposition of Von Karman Tech Center, the Company repaid $13.7 million of the outstanding principal balance due under its term loan (“the Term Loan”) and Von Karman Tech Center was released as security from the Term Loan.

ITEM 8.01 OTHER EVENTS
Distributions Declared
On January 21, 2020, the Company’s board of directors authorized a January 2020 distribution in the amount of $0.02107500 per share of common stock to stockholders of record as of the close of business on January 23, 2020, which the Company expects to pay in February 2020 and a February 2020 distribution in the amount of $0.02107500 per share of common stock to stockholders of record as of the close of business on February 20, 2020, which the Company expects to pay in March 2020. Investors may choose to receive cash distributions or purchase additional shares through the Company’s distribution reinvestment plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

KBS Growth & Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-1

Unaudited Pro Forma Balance Sheet as of September 30, 2019	F-2

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2019	F-4

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2018	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: January 24, 2020	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

KBS GROWTH & INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet and notes of KBS Growth & Income REIT, Inc. (“KBS Growth & Income REIT”) as of September 30, 2019, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2018 and for the nine months ended September 30, 2019 and the notes thereto. The consolidated financial statement of KBS Growth & Income REIT for the year ended December 31, 2018 and the consolidated financial statements as of and for the nine months ended September 30, 2019 have been included in KBS Growth & Income REIT’s prior filings with the SEC.
The unaudited pro forma balance sheet as of September 30, 2019 has been prepared to give effect to the disposition of Von Karman Tech Center as if the disposition occurred on September 30, 2019. The unaudited pro forma balance sheet does not purport to reflect the actual transaction or financial position of KBS Growth & Income REIT as the disposition occurred on January 17, 2020 and certain amounts and balances have changed.
The unaudited pro forma statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 have been prepared to give effect to the disposition of Von Karman Tech Center on January 17, 2020, as if such disposition occurred on January 1, 2018.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of Von Karman Tech Center been consummated as of the dates indicated.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of September 30, 2019
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Von Karman Tech Center (b)		Pro Forma Total
Assets
Real estate:
Land	$31,309	$(10,600)		$20,709
Buildings and improvements	146,569	(8,698)		137,871
Tenant origination and absorption costs	15,097	(1,179)		13,918
Total real estate, cost	192,975	(20,477)		172,498
Less accumulated depreciation and amortization	(22,614)	1,928		(20,686)
Total real estate, net	170,361	(18,549)		151,812
Cash and cash equivalents	4,903	10,953	(c)	15,856
Investment in unconsolidated joint venture	948	—		948
Rents and other receivables	3,634	(518)		3,116
Above-market leases, net	128	—		128
Prepaid expenses and other assets, net	2,028	(195)		1,833
Total assets	$182,002	$(8,309)		$173,693
Liabilities and stockholders’ equity
Notes payable, net	$117,771	$(13,650)	(d)	$104,121
Accounts payable and accrued liabilities	2,748	—		2,748
Due to affiliates	5,058	—		5,058
Distributions payable	464	—		464
Below-market leases, net	2,887	(59)		2,828
Other liabilities	3,281	—		3,281
Total liabilities	132,209	(13,709)		118,500
Commitments and contingencies
Redeemable common stock	979	—		979
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Class A common stock, $.01 par value per share; 500,000,000 shares authorized, 9,788,922 and 9,386,908 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	98	—		98
Class T common stock, $.01 par value per share; 500,000,000 shares authorized, 302,823 shares and 294,963 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	3	—		3
Additional paid-in capital	83,694	—		83,694
Cumulative distributions and net losses	(34,981)	5,400		(29,581)
Total stockholders’ equity	48,814	5,400		54,214
Total liabilities and stockholders’ equity	$182,002	$(8,309)		$173,693

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of September 30, 2019
(in thousands, except share and per share amounts)
(a)Historical financial information derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q as of September 30, 2019.
(b)Represents adjustments to reflect the disposition of Von Karman Tech Center. The sale price was $25.4 million, excluding closing costs and disposition fees.
(c)Represents the amount of proceeds from Von Karman Tech Center disposition after third-party closing costs of approximately $0.4 million, disposition fees of approximately $0.4 million and the repayment of $13.7 million of outstanding principal due under the Term Loan that was partially secured by Von Karman Tech Center.
(d)Represents the required repayment of the outstanding principal due under the Term Loan that was partially secured by Von Karman Tech Center.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Von Karman Tech Center (b)	Pro Forma Total
Revenues:
Rental income	$15,289	$(1,681)	$13,608
Other operating income	225	(59)	166
Total revenues	15,514	(1,740)	13,774
Expenses:
Operating, maintenance, and management	3,411	(493)	2,918
Property management fees and expenses to affiliate	122	(25)	97
Real estate taxes and insurance	2,234	(226)	2,008
Asset management fees to affiliate	1,412	(163)	1,249
General and administrative expenses	1,296	(9)	1,287
Depreciation and amortization	6,522	(414)	6,108
Interest expense	6,054	(839)	5,215
Total expenses	21,051	(2,169)	18,882
Other income:
Interest and other income	50	—	50
Equity in income of unconsolidated joint venture	13	—	13
Total other income	63	—	63
Net loss	$(5,474)	$429	$(5,045)

Class A Common Stock:
Net loss	$(5,310)		$(4,894)
Net loss per common share, basic and diluted	$(0.55)		$(0.51)
Weighted-average number of common shares outstanding basic and diluted	9,628,701		9,628,701

Class T Common Stock:
Net loss	$(164)		$(151)
Net loss per common share, basic and diluted	$(0.55)		$(0.51)
Weighted-average number of common shares outstanding basic and diluted	298,994		298,994

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(a)Historical financial information derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019.
(b)Amounts represent the historical operations of Von Karman Tech Center as reflected in the historical statement of operations of KBS Growth & Income REIT for the nine months ended September 30, 2019.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Von Karman Tech Center (b)	Pro Forma Total
Revenues:
Rental income	$18,028	$(2,284)	$15,744
Tenant reimbursements	3,993	(245)	3,748
Other operating income	159	(1)	158
Total revenues	22,180	(2,530)	19,650
Expenses:
Operating, maintenance, and management	4,734	(916)	3,818
Property management fees and expenses to affiliate	170	(38)	132
Real estate taxes and insurance	2,786	(298)	2,488
Asset management fees to affiliate	1,855	(218)	1,637
General and administrative expenses	1,452	(9)	1,443
Depreciation and amortization	9,529	(721)	8,808
Interest expense	5,302	(600)	4,702
Total expenses	25,828	(2,800)	23,028
Other income:
Interest and other income	47	—	47
Total other income	47	—	47
Net loss	$(3,601)	$270	$(3,331)

Class A Common Stock:
Net loss	$(3,492)		$(3,230)
Net loss per common share, basic and diluted	$(0.38)		$(0.35)
Weighted-average number of common shares outstanding, basic and diluted	9,205,952		9,205,952

Class T Common Stock:
Net loss	$(109)		$(101)
Net loss per common share, basic and diluted	$(0.38)		$(0.35)
Weighted-average number of common shares outstanding basic and diluted	288,586		288,586

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(a)Historical financial information derived from KBS Growth & Income REIT’s Annual Report on Form 10-K for the year ended December 31, 2018.
(b)Amounts represent the historical operations of Von Karman Tech Center as reflected in the historical statement of operations of KBS Growth & Income REIT for the year ended December 31, 2018.